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                                                                 EXHIBIT 10.23

                                    GUARANTY
                               (this "Guaranty")


1. Guaranty. The undersigned Guarantors, jointly and severally, agree to pay THE CHASE MANHATTAN BANK, herein called "Lender" at 2200 Ross Avenue, Dallas, Texas 75201, or such other address as Lender designates, when due or declared due, the Guaranteed Indebtedness. This Guaranty is an unconditional, absolute and continuing guaranty of payment and performance and not of collection. "Guaranteed Indebtedness" means all debts, obligations, and liabilities of every kind and character, whether joint or several, contingent or otherwise, of UNITED STATES DATA CORPORATION and eMAKE CORPORATION (together with their respective successors, "Borrowers") now or hereafter existing in favor of Lender, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract, or depository service contract, whether payable to Lender or to a third party and subsequently acquired by Lender. Guarantor and Lender specifically contemplate that Borrowers may hereafter become further indebted to Lender. Guaranteed Indebtedness includes any post-petition Interest and expenses (including, but not limited to, attorneys' fees) whether or not allowed as a claim against Borrower under any bankruptcy, insolvency, or other similar law. All Guaranteed Indebtedness is conclusively presumed to have been made or acquired in reliance on this Guaranty. This Guaranty does not in any way cancel, amend, discharge or limit any other guaranty executed by any Guarantor in favor of Lender. "Loan Documents" means any document or instrument evidencing, securing or executed in connection with Guaranteed Indebtedness.

2. Termination of Guaranty. This Guaranty will continue to be in effect until final payment in full of the Guaranteed Indebtedness. Any of the Guarantors may terminate its liability for Guaranteed Indebtedness not in existence (whether by advance, commitment or otherwise) by delivering written notice to Lender, to be effective 5 business days after received under written receipt by Lender. After termination of this Guaranty, Guarantors will continue to be liable for all Guaranteed Indebtedness existing on the effective date of termination, and for all Guaranteed Indebtedness arising under any written agreement to make loans or extensions of credit entered into between Lender and Borrowers prior to the effective date of termination (whether or not Lender is contractually obligated to make the loans or extensions of credit).

3. Continuation and Reinstatement of Guaranty. If any petition or other action is filed by or against any Borrower under the Bankruptcy Code or any other law relating to liquidation, insolvency or reorganization of debtors, or any other proceeding involving the estate or assets of the Guarantors, this Guaranty will remain effective or be reinstated, as the case may be (even if the Guaranteed Indebtedness has been paid in full), with respect to any payments or transfer of assets with respect to Guaranteed Indebtedness, to the extent such payment or transfers are or may be voidable or otherwise subject to rescission or return as preferential transfer, fraudulent conveyance or otherwise.

4. Changes to Guaranteed Indebtedness. Guarantors authorized Lender, without notice, consent or demand, before and after termination of this Guaranty, without affecting Guarantors' liability hereunder: to take and hold security for the payment of this Guaranty and/or the Guaranteed Indebtedness, and exchange, enforce, foreclose, waive and release any security and to apply the proceeds of such security as Lender in its discretion determines; to obtain a guaranty of the indebtedness from any one or more other persons or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons or entities from their obligations under such guaranties; and to extend, rearrange, supplement, modify, settle, compromise, discharge or subordinate any of the Guaranteed Indebtedness.

5. Unenforceability or Uncollectibility of the Guaranteed Indebtedness. Guarantors will remain liable for the Guaranteed Indebtedness even though the Guaranteed Indebtedness may be unenforceable against or uncollectible from the Borrowers or any other person due to incapacity, lack of power or authority, discharge, or for any reason whatsoever.

6. Guarantors Reporting. Guarantors will furnish to Lender such financial statements and other information relating to the financial condition, properties and affairs of Guarantors as Lender requests from time to time.

7. Right of Offset. Guarantors grant to Lender a right of setoff against every deposit account and all personal property in Lender's possession, whether tangible or intangible, and any claim of Guarantors (whether individual, joint, several or otherwise) against Lender, now or hereafter existing. This right of setoff is not exclusive. In addition to Lender's right of setoff and as further security for this Guaranty and the Guaranteed Indebtedness, Guarantors hereby grant Lender a security interest in all deposits and all other accounts and property of Guarantors now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantors. These rights and remedies of Lender are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

8. Automatic Acceleration. Guarantors agree that if the maturity of any Guaranteed Indebtedness is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty without demand on or notice to Guarantors.

9. Waivers of Guarantors. Guarantors waive (i) diligence and promptness in preserving liability of any person on Guaranteed Indebtedness, and in collecting or bringing suit to collect Guaranteed Indebtedness; (ii) all rights of Guarantors under Rule 31, Texas Rules of Civil Procedure, or Chapter 34 of the Texas Business and Commerce Code, or Section 17.001 of the Texas Civil Practice and Remedies Code; (iii) to the extent each of the Guarantors is subject to the Texas Revised Partnership Act ("TRPA"), compliance by Lender with Section 3.05(d) of TRPA; (iv) protest; (v) notice of extensions, renewals, modifications, rearrangements and substitutions of Guaranteed Indebtedness; (vi) notice of acceptance of this agreement, creation of Guaranteed Indebtedness, failure to pay Guaranteed Indebtedness as it matures, any other default, adverse change in Borrowers' financial condition, release of substitution of collateral, subordination of Lender's rights in any collateral, and every other notice of every kind. If any part of the Guaranteed Indebtedness is secured by an interest in real property ("Real Property"), and such interest is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, each of the Guarantors agrees that notwithstanding the provisions of Section 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time), and to the extent permitted by law, Lender may seek a deficiency judgment from each of the Guarantors and any other party obligated on the Guaranteed Indebtedness equal to the difference between the amount owing the Guaranteed Indebtedness and the amount for which the Real Property was sold at judicial or nonjudicial foreclosure sale. Guarantors irrevocably waive and shall not seek to enforce or collect upon any rights which each of the Guarantors now has or may acquire against the Borrowers, either by way of subrogation, indemnity, reimbursement or contribution, for any amount paid under this Guaranty or by way of any other obligations of the Borrowers to Guarantors until 91 days after the Guaranteed Indebtedness is paid in full.

10. Representations and Agreements. This Guaranty constitutes a legal, valid, binding obligation of and is enforceable against Guarantors. Each of the Guarantors has filed all federal and state tax returns which are required to be filed, and has paid all due and payable taxes and assessments against the property and income of Guarantors. Guarantors have determined that this Guaranty will benefit each of the Guarantors directly or indirectly. The value of the consideration received by Guarantors is reasonably worth at least as much as its liability hereunder and is fair and reasonably equivalent value for this Guaranty. No material adverse change has occurred in Guarantors' financial condition reflected in the last financial statement and application for credit provided to Lender. Guarantors have not relied and are not relying on Lender to provide to Guarantors information regarding Borrowers' assets or financial condition and Lender has no duty to provide such information.


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11. Applicable Law and Venue. This Guaranty is governed by Texas law. If any provision of this Guaranty is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of the Guaranty. GUARANTORS AND LENDER AGREE THAT THIS GUARANTY WILL BE PERFORMED IN THE COUNTY IN WHICH LENDER'S PRINCIPAL OFFICE IN TEXAS IS LOCATED, AND THAT SUCH COUNTY IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE GUARANTOR OR LENDER, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST GUARANTORS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW GUARANTORS HEREBY IRREVOCABLY (A) SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVE ANY OBJECTION MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE GUARANTORS AGREES THAT SERVICE OR PROCESS UPON HE/SHE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT HIS/HER ADDRESS SPECIFIED BELOW. LENDER MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST GUARANTORS OR WITH RESPECT TO ANY OF HIS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

12. Notice. Any notice required or permitted under this Guaranty must be given in writing by United States mail, by hand delivery service, or by telegraphic, telex, telecopy or cable communications, sent to the intended addressee at the address shown in this Guaranty, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. Notice of termination, as provided in Section 2, will not be deemed given until actually received by a commercial lending officer with the rank of Vice President or above at the address of Lender shown in this Guaranty.

13. Costs and Expenses. To the extent permitted by applicable law, Guarantors will pay on demand all attorney's fees and all other costs and expenses incurred by Leader in connection with the preparation, administration, enforcement, or collection of this Guaranty including but not limited to Lender's standard Documentation Preparation and Processing fees.

14. Miscellaneous. This Guaranty binds each of the Guarantors and their respective successors and assigns and benefits Lender. The term "Lender" also includes all successors and assigns of Lender. Guarantors may not assign their obligations under this Guaranty without the prior written consent of Lender. This Guaranty may be executed in multiple counterparts, and each counterpart will be deemed an original, without the need to produce any counterpart other than the one to be enforced. Any gender designation used herein includes all genders and the singular number includes the plural. Lender's delay or failure to exercise its rights is not a waiver of those rights. This Guaranty may not be amended except in writing signed by an authorized officer of Lender and no waiver will be effective unless it is in writing. Any waiver is applicable only for the specific situation for which it is given.


THIS GUARANTY IS executed as of December 15, 2000.

THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH
RESPECT TO GUARANTORS' GUARANTY OF GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. NO COURSE OF DEALING BETWEEN GUARANTORS AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS GUARANTY.

THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTORS AND LENDER.

GUARANTORS:

US DATA CORPORATION                           EMAKE SOLUTIONS INC.


By:    /s/ ROBERT A. MERRY                    By:    /s/ ROBERT A. MERRY
      -----------------------                       -----------------------
Name:  Robert A. Merry                        Name:  Robert A. Merry
      -----------------------                       -----------------------
Title: President and CEO                      Title: Chairman
      -----------------------                       -----------------------


ADDRESS OF GUARANTORS:

2435 North Central Expressway
Richardson, Texas 75080


LENDER: (Lender's signature is provided as its acknowledgement of the above as the final written agreement between the parties.)

THE CHASE MANHATTAN BANK


By:    /s/ MAE REEVES
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Name:  Mae Reeves
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Title: Vice President
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